UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

NRG Energy Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 14, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Proxy Statement and 2007 Annual Report

To view this material, have the 12-digit Control#(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/30/08.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

NRG ENERGY, INC.

Vote In Person
At the meeting you will need to request a ballot to vote these shares.

Vote In Internet

To vote now by internet, go to WWW.PROXYVOTE.COM.

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
Time on May 13, 2008.  Have your notice in hand when you
access the web site and follow the instructions.

Meeting Location		FROM BALTIMORE ON I-95 NORTH
The Annual Meeting of Stockholders to be held on
May 14, 2008 at 9:30 a.m. EDT		1. Follow I-95 North to Wilmington, take Exit 7 marked “Route 52,
at:	Hotel du Pont 11th and Market Streets Wilmington, DE 19801

Delaware Ave.”

2.   From right lane, take Exit 7 onto Adams Street.

3.   At the third traffic light on Adams Street, turn right. Follow sign marked

“52 South, Business District.”

4.   At the Delaware Ave. intersection, bear left, continuing on 11th Street.

5.   Follow 11th Street through four traffic lights. Hotel du Pont is on the right

FROM NEW JERSEY
FROM PHILADELPHIA ON I-95 SOUTH		(NEW JERSEY TURNPIKE)

1. Take I-95 South through Chester to Wilmington.		1. Take the New Jersey Turnpike South to Delaware Memorial Bridge.
2. Follow I-95 South to Exit 7A marked “52 South, Delaware Ave.”		2. After crossing the Delaware Memorial Bridge, follow signs to I-95 North.
3. Follow exit road (11th Street) to intersection with Delaware Ave.		3. From I-95 North, follow steps 1 - 5 above.
marked “52 South, Business District.”
4. At the Delaware Ave. intersection, bear left, continuing on 11th Street.
5. Follow 11th Street through four traffic lights. Hotel du Pont is on the right.

FROM ROUTE 202

1. Follow Route 202 to I-95 intersection. Take I-95 South.
2. From I-95 South, follow steps 2 - 5 above.

FROM DOWNSTATE DELAWARE

1. Take Route 13 North, into Wilmington.
2. Follow signs marked “North Business, Route 13” to the eighth traffic light.
3. At the eighth light, make a left onto 10th Street.
4. Follow 10th Street three blocks to Orange Street, and make a right on Orange.
5. Next block is 11th Street. Turn right; Hotel du Pont is on the right.

Voting items

The Board of Directors recommends a vote FOR
Items 1, 2 and 3.

1.        Election of Directors

           Nominees:

           01)   Lawrence S. Coben

           02)   Paul W. Hobby

           03)   Herbert H. Tate

           04)   Walter R. Young

2.        Approval of NRG Energy, Inc. Employee Stock Purchase Plan

3.        Ratification of Independent Registered Public Accounting Firm

This is not a proxy card. To vote your shares on a proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions on the first page of this notice.